                                                                    Exhibit 4(a)





                          AMENDMENT NO. 3 TO
                          ------------------
                           CREDIT AGREEMENT
                           ----------------

    THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT ("Amendment No. 3") dated as of August 1, 1994 by and among Quaker State Corporation, a Delaware corporation (the "Borrower"), the Banks party to the Credit Agreement (as hereinafter defined) and PNC Bank, National Association (formerly Pittsburgh National Bank), a national banking association, as agent for the Banks (the "Agent");

                         W I T N E S S E T H:

    WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of March 31, 1992, pursuant to which the Banks agreed to make revolving credit loans to the Borrower not to exceed $45,000,000, all on the terms and conditions set forth therein, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 30, 1992 and as further amended by that certain Amendment No. 2 to the Credit Agreement dated as of August 16, 1993 (the "Credit Agreement"); and

    WHEREAS, the Borrower, the Banks and the Agent hereby desire to amend the Credit Agreement as hereinafter provided.

    NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

    1.  DEFINITIONS.

    Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

    2.  AMENDMENT OF CREDIT AGREEMENT.

    The parties hereto do hereby modify and amend the Credit
Agreement as follows:

        A. Article I, Section 1.01 [Certain Definitions, p.8] is hereby amended as follows:

            (i) The definition of "Expiration Date" is hereby amended and restated to read as follows:

            Expiration Date shall mean, with respect to the Commitments, June 30, 1997 or such later date determined pursuant to Section 2.08 hereof.

    3. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment No. 2 is expressly conditioned upon: (i) the Agent's receipt of counterparts of this Amendment No. 3 duly executed by the Borrower and each of the Banks and (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrower, dated as of a date satisfactory to the Agent, certifying as to all action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 3.

    4. MISCELLANEOUS.

              A. Except as expressly modified and amended by this Amendment No. 3, the Credit Agreement and the other Loan
Documents are hereby ratified and confirmed and shall remain in full force and effect.

              B. The Borrower affirms the representations and warranties made by it to the Banks in Article V of the Credit Agreement as of the date hereof (except representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein). The Borrower represents and warrants to the Banks that no Event of Default or Potential Default has occurred and is continuing, and the execution and performance of this Amendment No. 3 shall not give rise to an Event of Default or Potential Default.

    5. COUNTERPARTS. This Amendment No. 3 may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all of such counterparts shall together constitute one and the same instrument.

    6. GOVERNING LAW. This Amendment No. 3 shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.


                            [INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto by their officers duly authorized, have executed this Amendment No. 3 as of the day and year first above written.

                                      BORROWER:

                                      QUAKER STATE CORPORATION


                                      By: R. SCOTT KEEFER
                                         ----------------------------
                                         R. Scott Keefer
                                         Vice President, Finance and
                                         Chief Financial Officer


                                      BANKS:

                                      PNC BANK, NATIONAL ASSOCIATION
                                      Individually and as Agent


                                      By:
                                         ----------------------------
                                         Louis R. Cestello
                                         Assistant Vice President


                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                      By:
                                         ----------------------------
                                         Caroline R. Shapiro
                                         Vice President


                                      INTEGRA NATIONAL BANK/NORTH


                                      By:
                                         ----------------------------
                                         Edward R. Say
                                         Vice President

        IN WITNESS WHEREOF, the parties hereto by their officers duly authorized, have executed this Amendment No. 3 as of the day and year first above written.

                                      BORROWER:

                                      QUAKER STATE CORPORATION


                                      By:
                                         ----------------------------
                                         R. Scott Keefer
                                         Vice President, Finance and
                                         Chief Financial Officer


                                      BANKS:

                                      PNC BANK, NATIONAL ASSOCIATION
                                      Individually and as Agent


                                      By: LOUIS R. CESTELLO
                                         ----------------------------
                                         Louis R. Cestello
                                         Assistant Vice President


                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                      By:
                                         ----------------------------
                                         Caroline R. Shapiro
                                         Vice President


                                      INTEGRA NATIONAL BANK/NORTH


                                      By:
                                         ----------------------------
                                         Edward R. Say
                                         Vice President

        IN WITNESS WHEREOF, the parties hereto by their officers duly authorized, have executed this Amendment No. 3 as of the day and year first above written.

                                      BORROWER:

                                      QUAKER STATE CORPORATION


                                      By:
                                         ----------------------------
                                         R. Scott Keefer
                                         Vice President, Finance and
                                         Chief Financial Officer


                                      BANKS:

                                      PNC BANK, NATIONAL ASSOCIATION
                                      Individually and as Agent


                                      By:
                                         ----------------------------
                                         Louis R. Cestello
                                         Assistant Vice President


                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                      By: ROBERT BOTTAMEDI
                                         ----------------------------
                                         Robert Bottamedi
                                         Vice President


                                      INTEGRA NATIONAL BANK/NORTH


                                      By:
                                         ----------------------------
                                         Edward R. Say
                                         Vice President




                                     -3-